Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Silverton Energy, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Roger Sawyer, Chief Executive Officer and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 19, 2015	/s/ Thomas Roger Sawyer
Thomas Roger Sawyer
Chief Executive Officer and Chief Financial Officer (Acting Principal Accounting Officer)